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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JUNE 18, 2002


                                SOLUTIA INC.

           (Exact name of Registrant as specified in its charter)


    DELAWARE                       001-13255                       43-1781797

(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                Identification
 incorporation)                                                       Number)


575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
(Address of principal executive offices)                           (Zip Code)


                               (314) 674-1000

            (Registrant's telephone number, including area code)


                                     N/A

        (Former name or former address, if changed since last report)





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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    Exhibit No.                            Description
    -----------                            -----------

       99.1 Selected excerpts from preliminary offering memorandum, dated June 18, 2002.


ITEM 9.   REGULATION FD DISCLOSURE

                  On June 18, 2002, pursuant to Rule 135c under the Securities Act of 1933, we announced that we are pursuing through a private placement the issuance of $250 million of senior secured notes (the "Notes"). The Notes will be issued by SOI Funding Corp., a special purpose entity, and the proceeds therefrom will be held in escrow pending our assumption of the Notes as part of the consummation of our proposed refinancing plan. To comply with the requirements of Regulation FD, attached as Exhibit 99.1 to this Current Report on Form 8-K are selected excerpts from the preliminary offering memorandum dated June 18, 2002 that describe the structure and certain terms of the private placement.

                  The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SOLUTIA INC.,
                                           a Delaware corporation


Date: June 19, 2002                        By: /s/ Karen L. Knopf
                                               -----------------------------
                                           Name:  Karen L. Knopf
                                           Title: Assistant Secretary





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